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                                                                   EXHIBIT 10.19

                      AGREEMENT FOR SALE OF CAPITAL STOCK

                                AMENDMENT NO. 1

                             Dated:  June 28, 1995


                 This Amendment No. 1 is agreed to as of June 28, 1995 between GEORGE G. SOUHAN, SUSAN C. SOUHAN, GEB F. SOUHAN, ELIZABETH M. SOUHAN, and TIMOTHY J. J. SOUHAN ("Sellers"), and RIDGEVIEW, INC., a North Carolina Corporation ("Buyer").

                                    RECITALS

                 Sellers and Buyer are parties to an Agreement for Sale of Capital Stock dated April 27, 1995 (the "Agreement"), relating to the purchase by Buyer of all of the outstanding capital stock of Seneca Knitting Mills Corporation. Buyer has requested that Sellers agree to defer payment of $500,000.00 of the Purchase Price for the stock for one year, and Sellers are willing to agree to this postponement. The parties wish to amend the Agreement accordingly.


                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the matters recited and the mutual promises contained herein, the parties hereby amend Section 2 of the Agreement to read as follows:

         "2.     Delivery of Stock and Payment of Purchase Price

                 (a) The delivery to Buyer of certificates for the shares of capital stock sold hereunder by Sellers, and the payment of the initial installment of the Purchase Price by Buyer to Sellers, shall take place at the offices of Bond, Schoeneck & King, attorneys for Seneca Knitting and the Sellers, One Lincoln Center, Syracuse, New York 13202 on or before June 30,

1995 (hereinafter called the "closing date"), at or such other location as the parties may mutually agree.

                 (b) On the closing date, Sellers shall deliver to Buyer the certificate or certificates evidencing all of the outstanding, issued shares of the capital stock of Seneca Knitting duly endorsed for transfer, and Buyer shall pay Sellers the sum of Three Million and NO/100 ($3,000,000.00) Dollars by wire transfer of immediately available funds to an account to be designated by Sellers, representing the initial installment of the Purchase Price to be paid for said shares by Buyer. This first installment of the Purchase Price shall be applied first to pay in full the amounts due Susan C. Souhan, Geb F. Souhan, Elizabeth M. Souhan, and Timothy J.J. Souhan. The remaining balance shall be applied against amounts due George G. Souhan for his shares.

                 (c) Three Million Five Hundred Thousand and NO/100 ($3,500,000.00) Dollars of the balance due on the Purchase Price will be paid by Buyer to George G. Souhan within ninety days after the aforementioned closing date. This obligation shall be evidenced by Buyer's promissory note ("Note No. 1 ") in the form of the attached Exhibit A-1. Note No. 1 shall bear interest until paid in full at the rate of seven percent (7%) per annum. Payment in full of Note No. 1 shall be secured by a stand-by letter of credit for $3,500,000.00 to be issued by NationsBank of Georgia, N.A. and/or NationsBank (Carolinas), N.A. The Letter of Credit shall be reasonably satisfactory in form and substance to Sellers' attorneys.

                 (d) The remaining balance of the Purchase Price in the amount of $500,000.00 shall be paid by Buyer to George G. Souhan one year after the closing date together with interest at the rate of 7% per annum, payable monthly. Buyer's payment obligation shall be evidenced by Buyer's promissory note in the form of the attached Exhibit A-2 ("Note No.2") which will be executed and delivered to George G. Souhan at the closing."

                                    - 2 -
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                 Except as hereby amended, all terms and provisions of the
Agreement remain in full force and effect.

        The foregoing is established by the following signatures of the parties.



SELLERS:                                                BUYER:

                                                        RIDGEVIEW, INC.

   /s/ George G. Souhan                         By   /s/ Hugh R. Gaither
- ---------------------------------------              --------------------------
George G. Souhan, individually and as                         President
attorney-in-fact for Geb F. Souhan and
Elizabeth M. Souhan



   /s/ Susan C. Souhan                                  (SEAL)
- ---------------------------------------
Susan C. Souhan



   /s/ Timothy J.J. Souhan
- ---------------------------------------
Timothy J.J. Souhan





                                     - 3 -
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                                PROMISSORY NOTE



$3,500,000.00                                                 Syracuse, New York
                                                                   June 28, 1995

                 FOR VALUE RECEIVED, RIDGEVIEW, INC., a North Carolina corporation, with a mailing address of P.O. Box 8, Newton, North Carolina 28658 ("Maker"), hereby promises to pay to the order of GEORGE G. SOUHAN, ("Holder"), or his successors or assigns, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS, ($3,500,000), together with interest from the date hereof at a rate equal to seven percent (7%) per annum. This Note including all principal and accrued interest shall be due and payable in full on September 26, 1995.

                 All payments hereunder shall be made to Holder at 5102 Route 89, Romulus, New York 14541, or at such other address as may hereafter be designated by the Holder.

                 This Note may be prepaid at any time without premium or penalty, provided that interest to the date of the prepayment is also tendered. Any partial prepayment shall be applied first to accrued interest, and then to principal installments coming due on this Note in inverse order of maturity.

                 No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of any such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a waiver of any right or remedy on any future occasion. None of the terms or provisions of this Note may be waived, altered, modified or amended except as Holder may consent thereto in writing duly signed for and on its behalf.

                 Maker hereby expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind except as hereinabove required with respect to this Note or the performance of its obligations under this Note.

                 This Note shall be governed by the laws of the State of New York in all respects, including matters of construction, validity and performance.

                 If this Note is not paid within ten days of its due date, this Note shall thereafter bear interest at a default rate of twelve percent (12%) per annum until paid in full. Further, Maker shall pay on demand all costs of collection, legal expenses and attorneys' fees incurred or paid by Holder in enforcing this Note on default.





                                  EXHIBIT A-2
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                 Payment of this Note is secured by a stand-by letter of credit issued by NationsBank of Georgia, N.A.

                                        RIDGEVIEW, INC.

                                        By:
                                           ------------------------------------
                                             Hugh R. Gaither, President


                                                          (SEAL)
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                                PROMISSORY NOTE


$500,000.00                                                   Syracuse, New York
                                                                   June 28, 1995

                 FOR VALUE RECEIVED, RIDGEVIEW, INC., a North Carolina corporation, with a mailing address of P.O. Box 8, Newton, North Carolina 28658 ("Maker"), hereby promises to pay to the order of GEORGE G. SOUHAN, ("Holder"), or his successors or assigns, the principal sum of FIVE HUNDRED THOUSAND DOLLARS and NO/100, ($500,000.00), together with interest from the date hereof at a rate equal to seven percent (7%) per annum. Interest shall be due and payable monthly on the first day of each month commencing August 1, 1995. This
Note including all principal and accrued interest shall be due and payable in full on June 28, 1996.

                 All payments hereunder shall be made to Holder at 5102 Route 89, Romulus, New York 14541, or at such other address as may hereafter be designated by the Holder.

                 This Note may be prepaid at any time without premium or penalty, provided that interest to the date of the prepayment is also tendered. Any partial prepayment shall be applied first to accrued interest, and then to principal installments coming due on this Note in inverse order of maturity.

                 No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of any such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a waiver of any right or remedy on any future occasion. None of the terms or provisions of this Note may be waived, altered, modified or amended except as Holder may consent thereto in writing duly signed for and on its behalf.

                 Maker hereby expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind except as hereinabove required with respect to this Note or the performance of its obligations under this Note.

                 This Note shall be governed by the laws of the State of New York in all respects, including matters of construction, validity and performance.

                 If this Note is not paid within ten days of its due date, this Note shall thereafter bear interest at a default rate of twelve percent (12%) per annum until paid in full. Further, Maker shall pay on demand all costs of collection, legal expenses and attorneys' fees incurred or paid by Holder in enforcing this Note on default.

                                        RIDGEVIEW, INC.

                                        By:
                                           -----------------------------------
                                                Hugh R. Gaither, President

                                                              (SEAL)





                                  EXHIBIT A-2